Exhibit 3.3

OF THE KANSAS CITY SOUTHERN RAILWAY COMPANY,
The undersigned, Thomas R. Morrow, James P. Gilmore, Frank E. House, Harry B. Hard and Silas W, Pettit, being desirous of forming a company for the purpose1 of constructing maintaining’ and operating a standard or broad , railroad for public use, in the conveyance of persons and property, and thereby pro curing, acquiring, possessing,, using and exercising all the powers vested by the Statutes of the State of Missouri, and all amendments thereto, in such case, made provided in corporations of that character; do hereby associate and form them selves into a company for the purposes and with the objects aforesaid and do for that purpose hereby make and sign the following Articles of Association First. The name of the company is and shall be “The Kansas City Southern Railway Company” Second. The number of years, or which the said corporation is to, continue is nine hundred and ninety-nine. Third. The. railroad of said company is to be constructed or maintained. and operated from and in the City of Kansas City, in the County of Jackson and State of Missouri, to and in the City of Mena, in the County of Polk, in the of Arkansas with such switches, spurs side-tracks,, extensions and branches as may be necessary, requisite, convenient or desirable. Fourth. The, length of said railroad, as nearly as the same can be -termined three hundred and. eighty miles The names of each county in the State of Missouri, through which or into which said. road is made or intended to be made, are Jackson, Cass Bates The holders of the preferred stock shall, be entitled to receive from the net earnings of the Company dividends thereon up to but not exceeding the rate of Four percent per annum, as the same may be ascertained and determine by the Directors, and in their discretion declared before and dividends shall be declared or paid upon the common on stock for the same period, but such dividends on the ferred stock shall not be cumulative, nor shall the preferred stock during period be to participate in any other or additional earnings or profits such additional earnings or profit may, be subject to, application by the Directors to dividends upon the common stock or other uses of the Company, as they may termine. In case of liquidation or dissolution of the Company the holders of •preferred stock shall be entitled to receive payment to the amount of the par value thereof before any any payment or liquidation, is made upon the common stock and shall not thereafter participate further in the property, of the Company or the. proceeds of the sale thereof. Seventh. The names and places of residence of the directors of said company, who shall manage its affairs for the first year and until others are cho their plwaces, are as follows: NAMES. JOHN W GATES

Eighth, The first meeting of the corporation hereby organized, shall be coa-vened in Kansas City, Jackson County, Missouri, at the office of Lathrop, Morrow, Fox & Moore, 117 West 6th Street, OH the 20th day of March, A. D. 1900, at the hour of 9 ‘clocks, m., and any additional notice of said meeting is hereby waived. IN WITNESS WHEREOF the undersigned have, on this l7th day of March, A. D. 1900, hereunto subscribed their names and places of residence and the number of shares of stock each of the subscribers agrees to take in said company. PLACES OP RESIDENCE. NO. OF SHARE STATE OF MISSOURI, ss, COUNTY OF JACKSON, ) ALFRED CLIFFORD, JAMES HOPKINS, WILLIAM EDENBQRN, being first duly sworn, depose and say, that they are three of the directors named in the annexed Articles of Association of The Kansas City Southern Railway Company, that it is proposed Railway Company shall construct or maintain and operate a standard g auge railroad; and that five thousand’ shares; being dollars of the capital stock of said corporation for every gauge railroad proposed to be made, has be in good fai he sum of five hundred thousand dollars, being;the full has been in good faith paid is cash thereon, and that it is intended in good faith to construct or maintain and operate the standard or broad road mentioned in such Articles of Association. Subscribed and sworn to before me this 17th day of March, A. D. 1990.

ARTICLES OF ASSOCIATION

OF

THE KANSAS CITY SOUTHERN RAILWAY COMPANY

The undersigned, Thomas R. Morrow, James P. Gilmore, Frank E. House, Harry B. Hurd and Silas W. Pettit, being desirous of forming a company for the purpose of constructing, maintaining and operating a standard or broad gauge railroad for public use, in the conveyance of persons and property, and thereby procuring, acquiring, possessing, using and exercising all the powers vested by the statutes of the State of Missouri, and all amendments thereto, in such case made and provided in corporations of that character, do hereby associate and form themselves into a company for the purposes and with the objects aforesaid, and do for that purpose hereby make and sign the following Articles of Association:

FIRST. The name of the company is and shall be “The Kansas City Southern Railway Company.”

SECOND. The number of years for which the said corporation is to continue is nine hundred and ninety-nine.

THIRD. The railroad of said company is to be constructed or maintained and operated from and in the City of Kansas City, in the County of Jackson, and State of Missouri, to and in the City of Mona, in the County of Polk, in the State of Arkansas, with such switches, spurs, side-tracks, extensions and branches as may be necessary, requisite, convenient or desirable.

FOURTH. The length of said railroad, as nearly as the same can be determined, is three hundred and eighty miles.

FIFTH. The names of each county in the State of Missouri, through which or into which said road is made or intended to be made, are Jackson, Cass, Bates, Vernon, Barton, Jasper, Newton and McDonald.

SIXTH. The amount of the capital stock of said company is Fifty-One Million Dollars, divided into Five Hundred and Ten Thousand shares of the par value of one hundred dollars each, of which twenty-one million dollars shall be preferred stock, and thirty million dollars shall be common stock.

The holders of the preferred stock shall be entitled to receive from the net earnings of the Company dividends thereon up to but not exceeding the rate of Four per cent per annum, as the same may be ascertained and determined by the Directors, and in their discretion declared, before any dividends shall be declared or paid upon the common stock for the same period, but such dividends on the preferred stock shall not be cumulative, nor shall the preferred stock during such period be entitled to participate in any other or additional earnings or profits, but such additional earnings or profits may be subject to application by the Directors to dividends upon the common stock or other uses of the Company, as they may determine.

In case of liquidation or dissolution of the Company, the holders of preferred stock shall be entitled to receive payment to the amount of the par value thereof before any payment or liquidation is made upon the common stock, and shall not thereafter participate further in the property of the Company or the proceeds of the sale thereof.

SEVENTH. The names and places of residence of the directors of said company, who shall manage its affairs for the first year and until others are chosen in their places, are as follows:

NAMES	PLACES OF RESIDENCE
John W. Gates	City of Chicago, Illinois
Isaac L. Ellwood	DeKalb, Illinois
William Edenborn	City of Chicago, Illinois
John Lambert	City of Joliet, Illinois
Max Pam	City of Chicago, Illinois
John J. Mitchell	City of Chicago, Illinois
Edward H. Harriman	City of New York, New York
Otto H. Kahn	City of New York, New York
William F. Harrity	City of Philadelphia, Pennsylvania
James Hopkins	City of St. Louis, Missouri
Alfred Clifford	City of St. Louis, Missouri
Julius S. Walsh	City of St. Louis, Missouri
Silas W. Pettit	City of Philadelphia, Pennsylvania

EIGHTH. The first meeting of the corporation hereby organized, shall be convened in Kansas City, Jackson County, Missouri, at the office of Lathrop, Morrow, Fox and Moore, 117 West 6th Street, on the 20th day of March, A. D., 1900, at the hour of 9 o’clock a.m., and any additional notice of said meeting is hereby waived.

IN WITNESS WHEREOF the undersigned have, on this l7th day of March, A.D. 1900, hereunto subscribed their names and places of residences and the number of shares of stock each of the subscribers agree to take in said company.

Names	Places of Residence	No. of Shares (Common)
Thomas R. Morrow	Kansas City, Mo.	Ten
James P. Gilmore	Kansas City, Mo.	Ten
Frank E. House	Kansas City, Mo.	Ten
Harry B. Hurd	Chicago, Illinois	Ten
Silas W. Pettit	Philadelphia, Pa.	Four thousand nine
hundred and sixty

State of Missouri	)
) SS
County of Jackson	)

Alfred Clifford, James Hopkins, William Edenborn, being first duly sworn, depose and say, that they are three of the directors named in the annexed Articles of Association of the Kansas City Southern Railway Company; that it is proposed that said Railway Company shall construct or maintain and operate a standard or broad gauge railroad, and that five thousand shares, being more than one thousand dollars of the capital stock of said corporation for every mile of standard or broad gauge railroad proposed to be made, has been in good faith subscribed, and that the sum of five hundred thousand dollars, being the full par value thereof, has been in good faith paid in cash thereon, and that it is intended in good faith to construct or maintain and operate the standard or broad gauge road mentioned in such Articles of Association.

Alfred Clifford James Hopkins William Edenborn

Subscribed and sworn to before me this 17th day of March, A.D. 1900.

(SEAL)	Howard F. Lea, Notary Public Jackson County, Missouri.

My term expires Oct. 2, 1903.

Filed and Copy Issued, Mar. 19, 1900, A. A. Lesueur, Secretary of State.

We, the undersigned, do hereby certify that we are the President and Secretary respectively of The Kansas City Southern Railway Company, a corporation organized and existing under and by virtue of the laws of the State of Missouri.

We do further certify that the owners and holders of the entire capital stock of said Company, issued and outstanding, did on the 20th day of March, A. D. 1900, in writing, assent that the said The Kansas City Southern Railway Company might purchase the line of Railroad of the Kansas City, Pittsburg and Gulf Railroad Company, and might acquire and hold all or any part of the obligations and stock of the following Railroad Companies:-

Kansas City, Pittsburg & Gulf Railroad Company, a Missouri corporation,

Kansas City Suburban Belt Railroad Company, a Missouri corporation,

Union Terminal Railroad Company, a Missouri corporation,

Kansas City & Independence Air Line, a Missouri corporation,

Consolidated Terminal Railroad Company, a Missouri corporation,

Texarkana & Ft. Smith Railway Company, a Texas corporation,

Kansas City, Shreveport & Gulf Railway Company, a Louisiana corporation,

Kansas City, Shreveport & Gulf Terminal Company, a Louisiana corporation.

We do further certify that the lines of railroad of the several companies above named form a continuous and connected through line from and in Kansas City, Missouri, to and in Port Arthur, Texas.

IN WITNESS WHEREOF, we have signed this certificate and have sealed the same with the seal of said corporation this 31st day of March, A. D. 1900.

We, the undersigned, do hereby certify that we are the President and Secretary respectively of The Kansas City Southern Railway Company, a corporation organized and existing under and by virtue of the laws of the State of Missouri.

We do further certify that the owners and holders of the entire capital stock of said Company, issued and outstanding, did on the 20th day of March, A. D. 1900, in writing, assent that the said The Kansas City Southern Railway Company might purchase the line of Railroad of the Kansas City, Pittsburg and Gulf Railroad Company, and might acquire and hold all or any part of the obligations and stock of the following Railroad Companies:-

Kansas City, Pittsburg & Gulf Railroad Company, a Missouri corporation,

Kansas City Suburban Belt Railroad Company, a Missouri Corporation,

Union Terminal Railroad Company, a Kansas corporation,

Kansas City & Independence Air Line, a Missouri corporation,

Consolidated Terminal Railroad Company, a Missouri corporation,

Texarkana & Fort Smith Railway Company, a Texas corporation,

Kansas City, Shreveport & Gulf Railway Company, a Louisiana Corporation,

Kansas City, Shreveport & Gulf Terminal Company, a Louisiana Corporation

We do further certify that the lines of railroad of the several companies above named form a continuous and connected through line from and in Kansas City, Missouri, to and in Port Arthur, Texas.

IN WITNESS WHEREOF, we have signed this certificate and have sealed the same with the seal of said corporation this 31st day of March, A. D. 1900.

(SEAL)	S. W. FORDYCE, President

HARRY BOYD HURD, Secretary

Filed and Copy Issued Apr. 2, 1900

A. A. Lesuour, Secretary of State

STATE OF MISSOURI	)
) SS
County of Jackson.	)

We, the undersigned, STUART R. KNOTT and R.J. McCARTY, do hereby certify that we are the President and Asstt. Secretary respectively of THE KANSAS CITY SOUTHERN RAILWAY COMPANY, a railroad corporation duly organized and existing under and by virtue of the laws of the State of Missouri:

We do further certify that the holders of a majority of the stock of said THE KANSAS CITY SOUTHERN RAILWAY COMPANY, have consented, in writing, that said THE KANSAS CITY SOUTHERN RAILWAY COMPANY, MAY purchase, at foreclosure sales, and thereby, acquire, the lines of railroad of the following railroad companies, to-wit:

KANSAS CITY SUBURBAN BELT RAILROAD COMPANY, a corporation duly organized and existing under and by virtue of the laws of the State of Missouri,

KANSAS CITY & INDEPENDENCE AIR LINE, a corporation duly organized and existing under the by virtue of the laws of the State of Missouri, and

THE UNION TERMINAL RAILROAD COMPANY, a corporation duly organized and existing under and by virtue of the laws of the State of Kansas.

We do further certify that the lines of railroad so to be purchased will form a continuous line with the road of the said The Kansas City Southern Railway Company.

IN WITNESS WHEREOF, we have signed this certificate and have affixed hereto the corporate seal of said THE KANSAS CITY SOUTHERN RAILWAY COMPANY, this 30th day of December A. D. 1901.

State of Missouri	)
	)	ss
County of Jackson	)

We, the undersigned, STUART R. KNOTT and R. J. McCARTY, do hereby certify that we are the President and Assistant Secretary respectively of THE KANSAS CITY SOUTHERN RAILWAY COMPANY, a railroad corporation duly organized and existing under and by virtue of the laws of the State of Missouri:

We do further certify that the holders of a majority of the stock of said THE KANSAS CITY SOUTHERN RAILWAY COMPANY, have consented in writing, that said THE KANSAS CITY SOUTHERN RAILWAY COMPANY, MAY purchase, at foreclosure sales, and thereby acquire, the lines of railroad of the following railroad companies, to-wit:

KANSAS CITY SUBURBAN BELT RAILROAD COMPANY, a corporation duly organized and existing under and by virtue of the laws of the State of Missouri,

KANSAS CITY & INDEPENDENCE AIR LINE, a corporation duly organized and existing under and by virtue of the laws of the State of Missouri, and

THE UNION TERMINAL RAILROAD COMPANY, a corporation duly organized and existing under and by virtue of the laws of the State of Kansas.

We do further certify that the lines of railroad so to be purchased will form a continuous line with the road of the said THE KANSAS CITY SOUTHERN RAILWAY COMPANY.

IN WITNESS WHEREOF, we have signed this certificate and have affixed hereto the corporate seal of said THE KANSAS CITY SOUTHERN RAILWAY COMPANY, this 30th day of December A. D. 1901.

(SEAL)	Stuart R. Knott, President

R. J. McCarty, Assistant Secretary

Filed and Copy Issued

December 31, 1901

San B. Cook, Secretary of State.

Certificate of Amendment to Articles of
Association of The Kansas City Southern
Railway Company.
We, the undersigned, W. N. Deramus and L. J. Hensley, Executive Vice-President and Secretary, respectively, of The Kansas City Southern Railway Company, a railroad corporation duly organized and existing under and by virtue of the laws of the State of Missouri, do hereby certify, in accordance with the laws of the State of Missouri, and particularly Section 5115 of the Revised Statutes of Missouri, 1929, as follows:
1. The name of the corporation is The Kansas City Southern Railway Company.
2. The Articles of Association of the said corporation were filed in the office of the Secretary of State of the State of Missouri on March 19, 1900, and amendments to the said Articles of Association were filed in the office of the said Secretary of State on the following dates:
April 2, 1900.
December 30, 1901.
May 8, 1906.
August 26, 1914.
December 9, 1918.
May 12, 1937.
3. The amount of capital stock authorized by said Articles of Association is Fifty-one Million Dollars, divided into 210,000 shares of preferred stock, of a par value of $100.00 per share, and 300,000 shares of common stock , of a par value of $100.00 per share. No change has been made in the amount, preferences or distinctive features of the said capital stock, so authorized by the said Articles of Association, prior to the filing of this certificate.
4. The number of shares into which the capital stock of the corporation has heretofore been divided is 210,000 shares of preferred stock, of a par value of $100.00 per share, and 300,000 shares of common stock, of a par value of $100.00 per share. The preferences and distinctive features of the said preferred stock and common stock, as provided in the said Articles of Association, are as follows:
The holders of the preferred stock shall be entitled to receive from the net earnings of the Company dividends thereon up to but not exceeding the rate of 4 per cent, per annum, as the same may be ascertained and determined by the directors, and in their discretion declared, before any dividends shall be declared or paid upon the common stock for the same period, but such dividends on the preferred stock shall not be cumulative, nor shall the preferred stock, during such period, be entitled to participate in any other or additional earnings or profits, but such additional earnings or profits may be subject to application by the directors to dividends upon the common stock or other uses of the Company as they may determine.
In case of liquidation or dissolution of the Company, the holders of preferred stock shall be entitled to receive payment to the amount of the par value thereof before any payment or liquidation is made upon the common stock, and shall not thereafter participate further in the property of the Company or the proceeds of the sale thereof.
Both classes of stock have a par value of $100.00 per share.
5. The amount of fees paid upon the organization of the corporation was $25,525.00, and $14.00, on March 19, 1900.
There has been no increase in the corporation’s capital stock prior to the filing of this certificate.

6. The number of shares of each class issued and outstanding is as follows:
The entire authorized issue of 210,000 shares of preferred stock is issued and outstanding in the hands of the public. Of the authorized issue of 300,000 shares of common stock, 299,599 shares are issued and outstanding in the hands of the public, and 401 shares are held by or for the corporation.
7. No change is being made in the preferred stock. The change hereby made in the common stock is as set forth in amended Article SIXTH of the Articles of Association of the Company relating to the amount, preferences and distinctive features of the capital stock. Said Article SIXTH, as hereby amended, reads as follows:
“SIXTH: The amount of capital stock of said Company is Nine Hundred Sixty Thousand shares divided into Two Hundred Ten Thousand shares of preferred stock of the par value of One Hundred Dollars per share and Seven Hundred Fifty Thousand shares of common stock without par value.
The amount of the capital of said Company is at least equal to the sum of:
(a) $21,000,000 in respect of Two Hundred Ten Thousand shares of preferred stock of the par value of One Hundred Dollars each, all of which are now issued and outstanding, plus
(b) $30,000,000 in respect of Three Hundred Thousand shares of common stock without par value, issued share for share in exchange for the presently issued and outstanding Three Hundred Thousand shares of common stock of the par value of One Hundred Dollars each, plus
(c) The aggregate amount of consideration received for the issuance from time to time of the additional Four Hundred Fifty Thousand shares of common stock without par value, hereby authorized, plus
(d) Such amounts as, from time to time, by resolution of the Board of Directors, may be transferred thereto.

The holders of the preferred stock shall be entitled to receive from the net earnings of the Company dividends thereon up to but not exceeding the rate of Four per cent per annum, as the same may be ascertained and determined by the Directors, and in their discretion declared, before any dividends shall be declared or paid upon the common stock for the same period, but such dividends on the preferred stock shall not be cumulative, nor shall the preferred stock during such period be entitled to participate in any other or additional earnings or profits, but such additional earnings or profits may be subject to application by the Directors to dividends upon the common stock or other uses of the Company, as they may determine.
In case of liquidation or dissolution of the Company, the holders of preferred stock shall be entitled to receive payment to the amount of the par value thereof before any payment or liquidation is made upon the common stock, and shall not thereafter participate further in the property of the Company or the proceeds of the sale thereof.”
8. The existing 300,000 shares of common stock of a par value of $100.00 per share are hereby changed into the same number of shares of common stock without nominal or par value. The terms upon which said 300,000 shares of new common stock without nominal or par value shall be issued in place of the outstanding shares of common stock shall be as follows:
The said new shares of common stock, without nominal or par value, shall be issued share for share in place of the outstanding shares of common stock with nominal or par value, of the corporation.
9. The capital with which the corporation will carry on business shall be the same as the capital with which it is now carrying on business, that is., there will be no change in the capital of the corporation on account of the said change of the existing 300,000 shares of common stock of the par value of

$100.00 per share, into 300,000 shares of common stock without nominal or par value.
10. The shares without nominal or par value, which are authorized hereunder, and which are not issued in place of the said outstanding shares of common stock, shall be issued and sold or disposed of in such amounts, at such time or times, for such purpose or purposes, and for such consideration or considerations as shall be fixed and determined by the Board of Directors of the corporation.
IN WITNESS WHEREOF, we have signed this certificate and have affixed hereto the corporate seal of said The Kansas City Southern Railway Company, this 20th day of May, 1939.
W.N. Deramus
Executive Vice-President
L.J. Hensley
Secretary
STATE OF MISSOURI
COUNTY OF JACKSON SS
W.N. Deramus, Executive Vice-President, and L.J. Hensley, Secretary, of The Kansas City Southern Railway Company, being first duly sworn, upon their oaths do each depose and say: that they have been authorized and directed to execute and file the above certificate of amendment to the Articles of Association of The Kansas City Southern Railway Company, by the votes cast in person or by proxy of the holders of record of the majority in amount of the stock of The Kansas City Southern Railway Company, irrespective of any provision of the Articles of Association of the said corporation purporting to deny voting powers to the holders of any class of stock, at a meeting called and held upon written notice mailed to each stockholder at least 20 days before the date set for the meeting, and published once a week for at least two successive weeks, in The Kansas City Times, The Kansas City Star and the Kansas City Journal, newspapers published and circulating in the county wherein the principal office of The Kansas City Southern Railway Company is located; that such notice did expressly state the purpose of the meeting to be that of amending the Articles of Association of the said corporation so as to permit the issue of shares without par value; and that, as to the stock of the corporation which is to be exchanged for stock without nominal or par value, the said notice did state the terms of such exchange of the outstanding shares of common stock with nominal or par value for shares of common stock without nominal or par value.
W.N Deramus
L.J. Hensley
Subscribed and sworn to before me, a Notary Public within and for the State and County aforesaid, by W.N. Deramus and L.J. Hensley, this 20th day of May, 1939.
My commission expires June 25, 1939
Notary Public within and for
Jackson County, Missouri.

THE KANSAS CITY SOUTHERN RAILWAY COMPANY
WHEREAS, At the 1943 Session of the Missouri Legislature, Sixty-second General Assembly, there was passed an act entitled “The General and Business Corporation Act of Missouri”, which, in Section 9 thereof , requires each corporation to maintain in Missouri a registered office and a registered agent; and
WHEREAS, it is required that the designation of said registered office and registered agent shall be authorized by resolutions of the Board of Directors of the corporation;
NOW, THEREFORE, RESOLVED, That the President and Secretary, or other proper officers of this Company, be and they hereby are authorized and directed, in compliance with said act, to designate a registered office and a registered agent for this Company in the State of Missouri, and from time to time, a successor or successors to such resident agent, and to take all steps that are necessary or expedient in connection therewith.
I, L.J. Hensley, Secretary of The Kansas City Southern Rail way Company, do hereby certify that the foregoing is a true and correct copy or certain preambles and resolution authorizing and directing the designation of a registered office and registered agent in Missouri, unanimously adapted at a meeting of the Board of Directors of the Company, help at the office of the Company, No. 25 Broad Street in the City of New York, New York, on the 4th day of April, 1944.
I further certify that the said meeting was duly held, and that a quorum of the members of the Board was present.
IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the said Company at the City of Kansas City, Missouri, this 18th day of May, 1944.

CERTIFICATE OF AMENDMENT TO ARTICLES OF ASSOCIATION

OF THE KANSAS CITY SOUTHERN RAILWAY COMPANY

We, the undersigned, W. N. Deramus, President of The Kansas City Southern Railway Company, a railroad corporation duly organized and existing under and by virtue of the laws of the State of Missouri, and Chairman of a special meeting of the stockholders of said Railway Company held January 30, 1953, and W. F. Pregge, Assistant Secretary of said Railway Company, DO HEREBY CERTIFY, in accordance with the laws of the State of Missouri, as follows:

1. The name of the corporation is The Kansas City Southern Railway Company, which is the name under which the corporation was organized.

2. The stockholders of said corporation at a special meeting duly called and held at the general office of said corporation, No. 114 West 11th Street, Kansas City, Missouri, on Friday, January 30, 1953, at nine o’clock a.m., duly adopted an amendment of the Articles of Association of said corporation by amending Article SIXTH of said Articles of Association so as to read as follows:

“SIXTH: The amount of capital stock of said Company is 1,680,000 shares, divided into 420,000 shares of preferred stock of the par value of $50 per share and 1,260,000 shares of common stock without par value.

“The amount of the capital of said Company is at least equal to the sum of:

“(a) $21,000,000 in respect of 420,000 shares of preferred stock of the par value of $50 each, all of which are now issued and outstanding, plus

“(b) $30,000,000 in respect of 600,000 shares of common stock without par value, all of which are now issued and outstanding in lieu of 300,000 shares of common stock of the par value of $100 each originally issued and outstanding, plus

“(c) $6,000,000 being the amount of consideration received for the issuance of 420,000 shares of common stock without par value, all of which are now issued and outstanding, plus

“(d) the aggregate amount of consideration received for the issuance from time to time of the additional 240,000 shares of common stock without par value hereby authorized, plus

“(e) such amounts as from time to time by resolution of the Board of Directors may be transferred thereto.

“The holders of the preferred stock shall be entitled to receive from the net earnings of the Company dividends thereon up to but not exceeding the rate of Four per cent per annum, as the same may be ascertained and determined by the Directors, and in their discretion declared, before any dividends shall be declared or paid upon the common stock for the same period, but such dividends on the preferred stock shall not be cumulative, nor shall the preferred stock during such period be entitled to participate in any other or additional earnings or profits, but such additional earnings or profits may be subject to application by the Directors to dividends upon the common stock or other uses of the Company, as they may determine.

“In case of liquidation or dissolution of the Company, the holders of preferred stock shall be entitled to receive payment to the amount of the par value thereof before any payment or liquidation is made upon the common stock, and shall not thereafter participate further in the property of the Company or the proceeds of the sale thereof.”

3. There were outstanding and entitled to vote at said meeting 210,000 shares of preferred stock of the par value of $100 each and 509,599 shares of the common stock of the corporation without par value, excluding 401 shares of common stock held by Company. Holders of 177,377 shares of preferred stock and 404,424 shares of common stock, being more than a majority of the outstanding shares entitled to vote, voted in favor of said amendment, and holders of 1,655 shares of preferred stock and 488 shares of common stock voted against such amendment.

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4. The number of shares authorized by the Articles of Association of said corporation was 510,000 shares of the par value of $100 per share, of which 210,000 shares were preferred stock and 300,000 shares were common stock. By previous amendments to said Articles of Association the number of shares authorized has been increased to 960,000 shares, of which 210,000 shares are preferred stock of the par value of $100 per share, and 750,000 shares are common stock without par value.

5. The number of shares into which the authorized shares have been divided, the number of shares included in each class and the par value of shares having a par value are as stated in the foregoing paragraph 4. The preferences, rights, privileges and restrictions or other distinctive features of the shares of each class are as stated in the last two paragraphs of Article SIXTH of the Articles of Association of said corporation as hereinabove set out, which are not changed by this Certificate of Amendment.

6. The number of shares of each class issued and outstanding is 210,000 shares of preferred stock of the par value of $100 each and 510,000 shares of common stock without par value, including 401 shares of common stock held by Company.

3

7. The amount to which the authorized shares shall be increased by this Certificate of Amendment is 1,680,000 shares, of which 420,000 shares shall be preferred stock of the par value of $50 per share and 1,260,000 shares shall be common stock without par value. The number of shares to be issued is 420,000 shares of preferred stock and 1,020,000 shares of common stock. Such shares are to be classified, and the number of shares to be included in each class is, as hereinabove stated. The distinguishing preferences, rights, privileges and restrictions of each class are as stated in Article SIXTH of the Articles of Association of said corporation hereinabove set out.

8. The terms upon which the new shares are to be issued and exchanged in place of outstanding shares are as follows:

(a) Each outstanding share of preferred stock of the par value of $100 per share is hereby changed into two shares of preferred stock of the par value of $50 per share; and

(b) Each outstanding share of common stock without par value is hereby changed into two shares of common stock without par value.

9. No consideration is to be received for such of the increased authorized shares without par value as are to be presently issued, since such shares are to be issued to holders of shares of common stock presently outstanding without change in the capital of said corporation, so that each holder of one share of common stock without par value now outstanding will become the holder of two shares of common stock without par value.

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IN WITNESS WHEREOF, we have signed, acknowledged and sworn to this certificate in duplicate and have affixed hereto the corporate seal of said The Kansas City Southern Railway Company this 9th day of April, 1953.

/s/ W. N. Deramus
W. N. Deramus

/s/ W. F. Pregge
W. F. Pregge

5

CERTIFICATE OF AMENDMENT OF

ARTICLES OF ASSOCIATION OF THE

KANSAS CITY SOUTHERN RAILWAY COMPANY

HONORABLE JAMES C. KIRKPATRICK

SECRETARY OF STATE

STATE OF MISSOURI

JEFFERSON CITY, MISSOURI 65101

Pursuant to the provisions of The General and Business Corporation Law of Missouri, the undersigned Corporation certifies the following:

1. The name of the Corporation is The Kansas city Southern Railway Company, which is the name under which the Corporation was originally organized.

2. An amendment to the Corporation’s Articles of Association was adopted by the stockholders on May 12, 1970, amending Article SEVENTH of said Articles of Association and creating a new Article NINTH thereof so that said Articles SEVENTH and NINTH shall read as follows:

“SEVENTHS: The Board of Directors of the Company shall consist of eighteen (18) persons.”

* * * * * * *

“NINTH: The power to make, alter, amend or repeal the By—Laws of the Company shall be vested in the Board of Directors.”

3. There were entitled to vote at said meeting 413,575 shares of preferred stock of the par value of $50 per share and 987,584 shares of common stock without par value, being all of the outstanding shares of stock of the Corporation.

4. Holders of 401,739 shares of preferred stock and 985,191 shares of common stock voted in favor of said amendment, and holders of 250 shares of preferred stock and 40 shares of common stock voted against such amendment.

IN WITNESS WHEREOF the undersigned President of the Corporation has executed this instrument and the undersigned Assistant Secretary of the Corporation has affixed its Corporation Seal hereto and attested said Seal on the 12th day of May, 1970.

THE KANSAS CITY SOUTHERN RAILWAY COMPANY

By	/s/ William N. Deramus, III
William N. Deramus, III, President

Attest:	/s/ Robert E. Zimmerman
Robert E. Zimmerman,
Assistant Secretary

STATE OF MISSOURI	)
	)	SS.
COUNTY OF JACKSON

I, Geraldine D. Dollins, a notary public, do hereby certify that on this 12th day of May, 1970, personally appeared before me Robert E. Zimmerman, who, being by me first duly sworn declared that he is the Assistant Secretary of The Kansas City Southern Railway Company that he signed said foregoing document as Assistant Secretary of said Corporation and that the statements therein contained are true.

/s/ Geraldine D. Dollins Notary Public

My commission expires June 23, 1972.

State of Missouri . . . Office of Secretary of State JAMES C. KIRKPATRICK, Secretary of State

Amendment of Articles of Incorporation

(To be submitted in duplicate by an attorney)

HONORABLE JAMES C. KIRKPATRICK

SECRETARY OF STATE

STATE OF MISSOURI

JEFFERSON CITY, MO. 65101

Pursuant to the provisions of The General and Business Corporation Law of Missouri, the undersigned Corporation certifies the following:

(1) The name of the Corporation is The Kansas City Southern Railway Company.

The name under which it was originally organized was The Kansas City Southern Railway Company.

(2) An amendment to the Corporation’s Articles of Incorporation was adopted by the shareholders on May 8, 1973.

(3) Article SEVENTH is amended to read as follows:

“SEVENTH: The Board of Directors of the Company shall consist of fifteen (15) persons.”

(If more than one article is to be amended or more space is needed attach fly sheet)

(4) Of the 1,439,198 shares outstanding, 1,400,129 of such shares were entitled to vote on such amendment.

The number of outstanding shares of any class entitled to vote thereon as a class were as follows:

Class	Number of Outstanding Shares
Preferred Stock	420,000
Common Stock	1,019,198

(5) The number of shares voted for and against the amendment was as follows:

Class	No. Voted For	No. Voted Against
Preferred Stock	401,887	600
Common Stock	984,618	None

Total	1,386,505	600

(6) If the amendment changed the number or par value of authorized shares having a par value the amount in dollars of authorized shares having a par value as changed is:

Not Applicable

If the amendment changed the number of authorized shares without par value, the authorized number of shares without par value as changed and the consideration proposed to be received for such increased authorized shares without par value as are to be presently issued are:

Not Applicable

(7) If the amendment provides for an exchange, reclassification, or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, the following is a statement of the manner in which such reduction shall be effected:

Not Applicable

IN WITNESS WHEREOF, the undersigned,	President
President or

has executed this instrument and its

Secretary	has affixed its corporate seal hereto and
Secretary

attested said seal on the 8th day of May, 1973.

The Kansas City Southern Railway Company
(Name of Corporation)

ATTEST:

	By	/s/ William. N. Deramus, III
(Secretary)		(President)

STATE OF Missouri	} ss.
COUNTY OF Jackson

I, Geraldine D. Dollins, a notary public do hereby certify that on this 8th day of May, 1973, personally appeared before me W. N. Deramus III who, being by me first sworn, declared that he is the President of The Kansas City Southern Railway Company that he signed the foregoing document as President of the corporation, and that the statements therein contained are true.

/s/ Geraldine D. Dollins Notary Public

My commission expires June 23, 1976

Corp. 44

State of Missouri . . . Office of Secretary of State JAMES C. KIRKPATRICK, Secretary of State

Amendment of Articles of Incorporation

(To be submitted in duplicate by an attorney)

HONORABLE JAMES C. KIRKPATRICK

SECRETARY OF STATE

STATE OF MISSOURI

JEFFERSON CITY, MO. 65101

Pursuant to the provisions of The General and Business Corporation Law of Missouri, the undersigned Corporation certifies the following:

(1) The present name of the Corporation is THE KANSAS CITY SOUTHERN RAILWAY COMPANY.

The name under which it was originally organized was THE KANSAS CITY SOUTHERN RAILWAY COMPANY.

(2) An amendment to the Corporation’s Articles of Incorporation was adopted by the shareholders on JANUARY 14, 1981.

(3) Article # 6 is amended to read as follows:

SIXTH: The amount of capital stock of said Company is 567 shares, divided into 60 shares of Preferred stock of the par value of $350,000 per share and 507 shares of Common stock without par value.

No fractional shares or scrip in lieu thereof shall be issued.

The amount of the capital of said Company is at least equal to the sum of:

(a) $21,000,000 in respect to 60 shares of Preferred stock of the par value of $350,000 each, all of which are to be issued and outstanding, plus

(b) $36,504,000 in respect of 507 shares of Common stock without par value, all of which are to be issued and outstanding, plus

(c) such amounts as from time to time by resolution of the Board of Directors may be transferred thereto.

The holders of the Preferred stock shall be entitled to receive from the net earnings of the Company dividends thereon up to but not exceeding the rate of Four per cent per annum, as the same may be ascertained and determined by the Directors , and in their discretion declared, before any dividends shall be declared or paid upon the Common stock for the same period, but such dividends on the Preferred stock shall not be cumulative, nor shall the Preferred stock during such period be entitled to participate in any other or additional earnings or profits, but such additional earnings or profits may be subject to application by the Directors to dividends upon the Common stock or other uses of the Company, as they may determine.

In case of liquidation or dissolution of the Company, the holders of Preferred stock shall be entitled to receive payment to the amount of the par value thereof before any payment or liquidation is made upon the Common stock, and shall not thereafter participate further in the property of the Company or the proceeds of the sale thereof.

ARTICLE 7 is amended to read as follows:

SEVENTH: The Board of Directors of the Company shall consist of thirteen (13) persons.

(If more than one article is to be amended or more space is needed attach fly sheet)

(4) Of the 1,440,000 shares outstanding, 1,440,000 of such shares were entitled to vote on such amendment.

The number of outstanding shares of any class entitled to vote thereon as a class were as follows:

Class	Number of Outstanding Shares
PREFERRED	420,000
COMMON	1,020,000

(5) The number of shares voted for and against the amendment was as follows:

Class	No. Voted For	No. Voted Against
PREFERRED	412,136	None
COMMON	1,016,736	1,069

(6) If the amendment changed the number or par value of authorized shares having a par value the amount in dollars of authorized shares having a par value as changed is:

60 shares of Preferred stock, at $350,000 per share, totaling $21,000,000.

If the amendment changed the number of authorized shares without par value, the authorized number of shares without par value as changed and the consideration proposed to be received for such increased authorized shares without par value as are to be presently issued are:

1,020,000 shares of common stock, without par value, will be reduced to 507 shares.

There will be no fractional shares issued.

(7) If the amendment provides for an exchange, reclassification, or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, the following is a statement of the manner in which such reduction shall be effected:

The number of shares of Preferred stock will be reduced from 420,000 shares presently outstanding, to 60 shares.

The number of shares of Common stock will be reduced from 1,020,000 shares presently outstanding, to 507 shares.

There will be no fractional shares issued.

IN WITNESS WHEREOF, the undersigned,	T. S. CARTER, President
President of

has executed this instrument and its
Vice President

Secretary	has affixed its corporate seal hereto and
Secretary or Assistant Secretary
attested said seal on the 23rd day of February, 1982.

THE KANSAS CITY SOUTHERN RAILWAY COMPANY
(Name of Corporation)

ATTEST:

	By	/s/ T. S. CARTER
(Secretary or Asst. Secretary)		(President or Vice President)

STATE OF	MISSOURI	} ss.
COUNTY OF	JACKSON

I, G. B. Niedermeyer, a notary public, do hereby certify that on this 23rd day of February, 1982, personally appeared before me T. S. CARTER, who, being by me first duly sworn, declared that he is the PRESIDENT of THE KANSAS CITY SOUTHERN RAILWAY COMPANY that he signed the foregoing document as President of the corporation, and that the statements therein contained are true.

/s/ G. B. Niedermeyer
Notary Public

G. B. NIEDERMEYER Notary Public, State of Missouri Commissioned in Jackson County My Commission Expires May 29, 1983
My commission expires

Corp. 44

State of Missouri . . . Office of Secretary of State JAMES C. KIRKPATRICK, Secretary of State

Amendment of Articles of Incorporation

(To be submitted in duplicate by an attorney)

HONORABLE JAMES C. KIRKPATRICK

SECRETARY OF STATE

STATE OF MISSOURI

JEFFERSON CITY, MO. 65101

Pursuant to the provisions of The General and Business Corporation Law of Missouri, the undersigned Corporation certifies the following:

(1) The present name of the Corporation is THE KANSAS CITY SOUTHERN RAILWAY COMPANY.

The name under which it was originally organized was THE KANSAS CITY SOUTHERN RAILWAY COMPANY.

(2) An amendment to the Corporation’s Articles of Incorporation was adopted by the shareholders on May 21, 1982.

(3) Article # Second is amended to read as follows:

Second. The duration of the corporation is perpetual.

ARTICLE SEVENTH is amended to read as follows:

Seventh. The Board of Directors of the Corporation shall consist of five (5) persons.

(If more than one article is to be amended or more space is needed attach fly sheet)

(4) Of the 565 shares outstanding, 565 of such shares were entitled to vote on such amendment.

The number of outstanding shares of any class entitled to vote thereon as a class were as follows:

Class	Number of Outstanding Shares
PREFERRED	58
COMMON	507

(5) The number of shares voted for and against the amendment was as follows:

Class	No. Voted For	No. Voted Against
PREFERRED	58	None
COMMON	507	None

(6) If the amendment changed the number or par value of authorized shares having a par value the amount in dollars of authorized shares having a par value as changed is:

NOT APPLICABLE

If the amendment changed the number of authorized shares without par value, the authorized number of shares without par value as changed and the consideration proposed to be received for such increased authorized shares without par value as are to be presently issued are:

NOT APPLICABLE

(7) If the amendment provides for an exchange, reclassification, or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, the following is a statement of the manner in which such reduction shall be effected:

NOT APPLICABLE

IN WITNESS WHEREOF, the undersigned,	THOMAS S. CARTER, President
President or

has executed this instrument and its

Secretary	has affixed its corporate seal hereto and
Secretary

attested said seal on the 21st day of MAY, 1982.

PLACE CORPORATE SEAL HERE	THE KANSAS CITY SOUTHERN RAILWAY COMPANY
(IF NO SEAL, STATE “NONE”)	(Name of Corporation)

ATTEST:

	By	/s/ Thomas S. Carter
(Secretary)		(President)
THOMAS S. CARTER

STATE OF MISSOURI	}	ss.
COUNTY OF JACKSON

I, G. B. NIEDERMEYER, a notary public, do hereby certify that on this 21st day of May, 1982, personally appeared before me THOMAS S. CARTER, who, being by me first duly sworn, declared that he is the President of THE KANSAS CITY SOUTHERN RAILWAY COMPANY that he signed the foregoing document as President of the corporation, and that the statements therein contained are true.

/s/ G. B. Niedermeyer
Notary Public

My commission expires May 29, 1983

G. B. NIEDERMEYER Notary Public, State of Missouri Commissioned in Jackson County My Commission Expires May 29, 1983

Corp. 44

State of Missouri . . . Office of Secretary of State JAMES C. KIRKPATRICK, Secretary of State

Amendment of Articles of Incorporation

(To be submitted in duplicate by an attorney)

HONORABLE JAMES C. KIRKPATRICK

SECRETARY OF STATE

STATE OF MISSOURI

JEFFERSON CITY, MO. 65101

Pursuant to the provisions of The General and Business Corporation Law of Missouri, the undersigned Corporation certifies the following:

(1) The name of the Corporation is THE KANSAS CITY SOUTHERN RAILWAY COMPANY.

The name under which it was originally organized was THE KANSAS CITY SOUTHERN RAILWAY COMPANY.

(2) An amendment to the Corporation’s Articles of Incorporation was adopted by the shareholders on JULY 28, 1983.

(3) Article # SEVENTH is amended to read as follows:

SEVENTH. The Board of Directors of the Corporation shall consist of four (4) persons.

(If more than one article is to be amended or more space is needed attach fly sheet)

(4) Of the 565 shares issued and outstanding, 565 of such shares were entitled to vote on such amendment.

The number of outstanding shares of any class entitled to vote thereon as a class were as follows:

Class	Number of Outstanding Shares
PREFERRED	58
COMMON	507

(5) The number of shares voted for and against the amendment was as follows:

Class	No. Voted For	No. Voted Against
PREFERRED	58	NONE
COMMON	507	NONE

(6) If the amendment changed the number or par value of authorized shares having a par value the amount in dollars of authorized shares having a par value as changed is:

NOT APPLICABLE

If the amendment changed the number of authorized shares without par value, the authorized number of shares without par value as changed and the consideration proposed to be received for such increased authorized shares without par value as are to be presently issued are:

NOT APPLICABLE

(7) If the amendment provides for an exchange, reclassification, or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, the following is a statement of the manner in which such reduction shall be effected:

NOT APPLICABLE

IN WITNESS WHEREOF, the undersigned,
illegible or
ROBERT E. ZIMMERMAN Vice President
has executed this instrument and its
Assistant Secretary illegible Assistant Secretary
has affixed its corporate seal hereto and attested said seal on the 29th day of JULY, 1983.
PLACE CORPORATE SEAL HERE
THE KANSAS CITY SOUTHERN RAILWAY COMPANY
(Name of Corporation)
ATTEST:
Sherry K. Cooper
illegible Asst. Secretary)
SHERRY K. COOPER
By
Robert E. Zimmerman
illegible Vice President)
ROBERT E. ZIMMERMAN
STATE OF MISSOURI
} ss.
COUNTY OF JACKSON
I, G. B. NIEDERMEYER, a notary public, do hereby certify that on this 29th day of JULY, 1983, personally appeared before me ROBERT E. ZIMMERMAN, who, being by me first duly sworn, declared that he is the Vice President of THE KANSAS CITY SOUTHERN RAILWAY COMPANY that he signed the foregoing document as VICE PRESIDENT of the corporation, and that the statements therein contained are true.
G. B. Niedermeyer
Notary Public
G. B. NIEDERMEYER
(NOTARIAL SEAL)
My commission expires MAY 29, 1987.
G. B. NIEDERMEYER
Notary Public, State of Missouri
Commissioned in Jackson County
My Commission Expires May 29, 1983
Corp. 44
illegible

State of Missouri . . . Office of Secretary of State JAMES C. KIRKPATRICK, Secretary of State

Amendment of Articles of Incorporation

(To be submitted in duplicate by an attorney)

HONORABLE JAMES C. KIRKPATRICK

SECRETARY OF STATE

STATE OF MISSOURI

JEFFERSON CITY, MO. 65101

Pursuant to the provisions of The General and Business Corporation Law of Missouri, the undersigned Corporation certifies the following:

(1) The name of the Corporation is THE KANSAS CITY SOUTHERN RAILWAY COMPANY.

The name under which it was originally organized was THE KANSAS CITY SOUTHERN RAILWAY COMPANY.

(2) An amendment to the Corporation’s Articles of Incorporation was adopted by the shareholders on NOVEMBER 19, 1984.

(3) Article #Seventh is amended to read as follows:

SEVENTH. The Board of Directors of the Corporation shall consist of five (5) persons.

(If more than one article is to be amended or more space is needed attach fly sheet)

(4) Of the 549 shares issued and outstanding, 549 of such shares were entitled to vote on such amendment.

The number of outstanding shares of any class entitled to vote thereon as a class were as follows:

Class	Number of Outstanding Shares
Common	492
Preferred	57

(5) The number of shares voted for and against the amendment was as follows:

Class	No. Voted For	No. Voted Against
Common	492	- 0 -
Preferred	57	- 0 -

(6) If the amendment changed the number or par value of authorized shares having a par value the amount in dollars of authorized shares having a par value as changed is:

Not Applicable

If the amendment changed the number of authorized shares without par value, the authorized number of shares without par value as changed and the consideration proposed to be received for such increased authorized shares without par value as are to be presently issued are:

Not Applicable

(7) If the amendment provides for an exchange, reclassification, or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, the following is a statement of the manner in which such reduction shall be effected:

Not Applicable

IN WITNESS WHEREOF, the undersigned, illegible
ROBERT E. ZIMMERMAN Vice President
has executed this instrument and its
Assistant Secretary illegible Assistant Secretary
has affixed its corporate seal hereto and attested said seal on the 20th day of November, 1984.
PLACE CORPORATE SEAL HERE
THE KANSAS CITY SOUTHERN RAILWAY COMPANY
(Name of Corporation)
ATTEST:
Sherry K. Cooper
(illegible Asst. Secretary)
SHERRY K. COOPER
By
Robert E. Zimmerman
illegible Vice President)
ROBERT E. ZIMMERMAN
STATE OF MISSOURI
} ss.
COUNTY OF JACKSON
I, IRENE PAULHE, a notary public, do hereby certify that on this 20th day of November, 1984, personally appeared before me ROBERT E. ZIMMERMAN, who, being by me first duly sworn, declared that he is the Vice President of THE KANSAS CITY SOUTHERN RAILWAY COMPANY that he signed the foregoing document as Vice President of the corporation, and that the statements therein contained are true.
Irene Paulhe
Notary Public
IRENE PAULHE
Notary Public - State of Missouri
Commissioned in Platte County
My Commission Expires March 22, 1987
(NOTARIAL SEAL)
My commission expires March 22, 1987
FILED AND CERTIFICATE ISSUED
NOV 26 1984
illegible
Corp. 44
illegible

State of Missouri Office of Secretary of State JAMES C. KIRKPATRICK, Secretary of State Amendment of Articles of ASSOCIATION (To be submitted in duplicate by an attorney) HONORABLE JAMES C. KIRKPATRICK SECRETARY OF STATE STATE OF MISSOURI JEFFERSON CITY, MO. 65101 Pursuant to the provisions of The General and Business Corporation Law of Missouri, the undersigned Corporation certifies the following: (1) The name of the Corporation is THE KANSAS CITY SOUTHERN RAILWAY COMPANY. The name under which it was originally organized was THE KANSAS CITY SOUTHERN RAILWAY COMPANY. (2) An amendment to the Corporation’s Articles of Incorporation was adopted by the shareholders on March 2, 1987, adding new article TENTH thereof, to read as follows: [ILLEGIBLE] TENTH: (1) The corporation shall indemnify each of its Directors, and Officers to the full extent specified by Section 351.355 of the Revised Statutes of Missouri, as amended from time to time, (the “Indemnification Statute”) and, in addition, shall indemnify each of them against all expenses (including without limitation all attorneys’ fees, judgments, fines and amounts paid in settlement) incurred by any of them in connection with any claim (including without limitation any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and whether or not by or in the right of the corporation) by reason of the fact that they are or were serving the corporation or at the request of the corporation in any of the capacities referred to in the Indemnification Statute or arising out of their status in any such capacity, provided that the corporation shall not indemnify any person from or on account of such person’s conduct which was finally adjudged to have been knowingly fradulent, deliberately dishonest or willful misconduct. (2) The corporation may, to such extent as it deems appropriate and as may be permitted by the Indemnification Statute, indemnify any other person referred to in the Indemnification Statute against any such expenses incurred by him in connection with any such claim by reason of the fact that they are or were serving the corporation or at the request of the corporation in any of such capacities or arising out of their status in any such capacity. (3) The corporation is authorized to give or supplement any of the aforesaid indemnifications by by-law, agreement or otherwise and fund them by insurance to the extent it deems appropriate. Amounts to be paid under this Article shall be disbursed at such times and upon such procedures as the corporation shall determine All such indemnifications shall continue as to any person who has ceased to serve in any of the aforesaid capacities and shall inure to the benefit of the heirs, devisees and personal representatives of such person. Indemnification given under said Section (1) or given or supplemented under this Section (3) of this Article Tenth shall survive elimination or modification of this Article with respect to any such expenses incurred in connection with claims arising out of the acts or omissions occurring prior to such elimination or modification and persons to whom such indemnification is given shall be entitled to rely upon such indemnification as a contract with the corporation. (If more than one article is to be amended or more space is needed attach fly sheet)

(4) Of the 549 shares issued and outstanding, 549 of such shares were entitled to vote on such amendment.

The number of outstanding shares of any class entitled to vote thereon as a class were as follows:

Class	Number of Outstanding Shares
Common	492
Preferred	57

(5) The number of shares voted for and against the amendment was as follows:

Class	No. Voted For	No. Voted Against
Common	492	-0-
Preferred	57	-0-

(6) If the amendment changed the number or par value of authorized shares having a par value the amount in dollars of authorized shares having a par value as changed is:

NOT APPLICABLE

If the amendment changed the number of authorized shares without par value, the authorized number of shares without par value as changed and the consideration proposed to be received for such increased authorized shares without par value as are to be presently issued are:

NOT APPLICABLE

(7) If the amendment provides for an exchange, reclassification, or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, the following is a statement of the manner in which such reduction shall be effected:

NOT APPLICABLE

IN WITNESS WHEREOF, the undersigned, President or Robert E. Zimmerman has executed this instrument and its Senior Vice President Assistant Secretary has affixed its corporate seal hereto and Secretary or Assistant Secretary attested said seal on the 3rd day of March, 1987. PLACE CORPORATE SEAL HERE THE KANSAS CITY SOUTHERN RAILWAY COMPANY (Name of Corporation) ATTEST: [ILLEGIBLE] Cooper ([ILLEGIBLE] Asst. Secretary) By Robert E. Z[ILLEGIBLE] ([ILLEGIBLE] Senior Vice President) STATE OF Missouri }ss. COUNTY OF Jackson I, Irene Paulhe, a notary public, do hereby certify that on this 3rd day of March, 1987, personally appeared before me Robert E. Zimmerman who, being by me first duly sworn, declared that he is the Senior Vice President of THE KANSAS CITY SOUTHERN RAILWAY COMPANY that he signed the foregoing document as Senior Vice President of the corporation, and that the statements therein contained are true. Irene Paulhe Notary Public (NOTARIAL SEAL) My commission expires March 22, 1987 IRENE PAULHE Notary Public - State of Missouri Commissioned in Platte County My Commission Expires March 22, 1987 FILED AND CERTIFICATE ISSUED MAR - 6 1987 Roy D. Bl[ILLEGIBLE] Corp. 44 3

AMENDMENT OF ARTICLES OF ASSOCIATION

HONORABLE ROY D. BLUNT

SECRETARY OF STATE

STATE OF MISSOURI

JEFFERSON CITY, MO 65101

Pursuant to the provisions of The General and Business Corporation Law of Missouri, the undersigned Corporation certifies the following:

(1) The name of the Corporation is THE KANSAS CITY SOUTHERN RAILWAY COMPANY.

(2) An amendment to Articles SIXTH and SEVENTH of the Corporation’s Articles of Association was adopted by the sole shareholder on September 25, 1987, to read as set forth below:

SIXTH: The amount of capital stock of said Company is 10,140,060 shares, divided into 60 shares of Preferred stock of the par value of $350,000 per share and 10,140,000 shares of Common stock without par value.

No fractional shares or scrip in lieu thereof shall be issued.

The amount of the capital of said Company is at least equal to the sum of:

(a) $21,000,000 in respect to 60 shares of Preferred stock of the par value of $350,000 each, plus

(b) $36,504,000 in respect of 10,140,000 shares of Common stock without par value, plus

(c) such amounts as from time to time by resolution of the Board of Directors may be transferred thereto.

The holders of the Preferred stock shall be entitled to receive from the net earnings of the Company dividends thereon up to but not exceeding the rate of Four per cent per annum, as the same may be ascertained and determined by the Directors, and in their discretion declared, before any dividends shall be declared or paid upon the Common stock for the same period, but such dividends on the Preferred stock shall not be cumulative, nor shall the Preferred stock during such period be entitled to participate in any other or additional earnings or profits, but such additional earnings or profits may be subject to application by the Directors to dividends upon the Common stock or other uses of the Company, as they may determine.

In case of liquidation or dissolution of the Company, the holders of Preferred stock shall be entitled to receive payment to the amount of the par value thereof before any payment or liquidation is made upon Common stock, and shall not thereafter participate further in the property of the Company or the proceeds of the sale thereof.

SEVENTH: The Board of Directors of the Corporation shall consist of six (6) persons.

(3) Of the 549 shares issued and outstanding, 549 of such shares were entitled to vote on such amendment.

(4) The number of shares voted for and against the amendment was as follows:

Class	No. Voted For	No. Voted Against
Common	492	-0-
Preferred	57	-0-

(5) 507 shares of authorized common stock, without par value, will be increased to 10,140,000 shares of authorized common stock and the 492 shares of issued and outstanding common stock and the 15 shares of common stock held in treasury will be split on the basis of 20,000 newly authorized shares for each share so issued.

IN WITNESS WHEREOF, the undersigned, Robert E. Zimmerman, Senior Vice President, has executed this instrument and its Assistant Secretary has affixed its corporate seal hereto and attested said seal on the 6th day of October, 1987.

THE KANSAS CITY SOUTHERN RAILWAY COMPANY
ATTEST:

By
Asst. Secretary		Senior Vice President

STATE OF MISSOURI	)
	)	ss.
COUNTY OF JACKSON	)

I, Irene Paulhe, a notary public, do hereby certify that on this 6th day of October, 1987, personally appeared before me Robert E. Zimmerman, who, being by me first duly sworn, declared that he is the Senior Vice President of The Kansas City Southern Railway Company, that he signed the foregoing document as Senior Vice President of the corporation and that the statements therein contained are true.

Notary Public

IRENE PAULHE Notary Public - State of Missouri Commissioned in Platte County My Commission Expires March 22, 1991

My commission expires March 22, 1991.

AMENDMENT OF ARTICLES OF ASSOCIATION

HONORABLE ROY D. BLUNT

SECRETARY OF STATE

STATE OF MISSOURI

JEFFERSON CITY, MO 65101

Pursuant to the provisions of The General and Business Corporation Law of Missouri, the undersigned Corporation certifies the following:

(1) The present name of the Corporation is THE KANSAS CITY SOUTHERN RAILWAY COMPANY.

(2) An amendment to the Corporation’s Articles of Association was adopted by the sole shareholder on July 26, 1990.

(3) Article Number SEVENTH is amended to read as follows:

SEVENTH: The Board of Directors of the Company shall consist of five (5) persons.

(4) Of the 9,840,057 shares outstanding, 9,840,057 of such shares were entitled to vote on such amendment.

The number of outstanding shares of any class entitled to vote thereon as a class were as follows:

Class	Number of Outstanding Shares
Preferred	57
Common	9,840,000

(5) The number of shares voted for and against the amendment was as follows:

Class	No. Voted For	No. Voted Against
Preferred	57	-0-
Common	9,840,000	-0-

IN WITNESS WHEREOF, the undersigned, Robert E. Zimmerman, Senior Vice President, has executed this instrument and its Assistant Secretary has affixed its corporate seal hereto and attached said seal on the 1st day of August, 1990.

ATTEST:	THE KANSAS CITY SOUTHERN RAILWAY COMPANY
By
Robert E. Zimmerman
Senior Vice President

Sherry K. Cooper
Assistant Secretary

STATE OF MISSOURI	)
	)	ss.
COUNTY OF JACKSON	)

I, Irene Paulhe, a Notary Public, do hereby certify that on this 1st day of August, 1990, personally appeared before me Robert E. Zimmerman who, being by me first duly sworn, declared that he is the Senior Vice President of The Kansas City Southern Railway Company, that he signed the foregoing document as Senior Vice President of the corporation, and that the statements therein contained are true.

2

Notary Public

IRENE PAULHE Notary Public - State of Missouri Commissioned in Platte County My Commission Expires March 22, 1991

My commission expires

3

AMENDMENT OF ARTICLES OF ASSOCIATION

HONORABLE ROY D. BLUNT

SECRETARY OF STATE

STATE OF MISSOURI

JEFFERSON CITY, MO 65101

Pursuant to the provisions of The General and Business Corporation Law of Missouri, the undersigned Corporation certifies the following:

(1) The present name of the Corporation is THE KANSAS CITY SOUTHERN RAILWAY COMPANY.

(2) An amendment to the Corporation’s Articles of Association was adopted by the sole shareholder on March 21, 1991.

(3) Article Number SEVENTH is amended to read as follows:

SEVENTH: The Board of Directors of the Company shall consist of six (6) persons.

(4) Of the 9,840,057 shares outstanding 9,840,057 of such shares were entitled to vote on such amendment.

The number of outstanding shares of any class entitled to vote thereon as a class were as follows:

Class	Number of Outstanding Shares
Preferred	57
Common	9,840,000

(5) The number of shares voted for and against the amendment was as follows:

Class	No. Voted For	No. Voted Against
Preferred	57	-0-
Common	9,840,000	-0-

IN WITNESS WHEREOF, the undersigned, Robert E. Zimmerman, Senior Vice President, has executed this instrument and its Assistant Secretary has affixed its corporate seal hereto and attached said seal on the 22nd day of March, 1991.

THE KANSAS CITY SOUTHERN RAILWAY COMPANY

ATTEST:	By

Robert E. Zimmerman
Senior Vice President

Sherry K. Cooper
Assistant Secretary

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STATE OF MISSOURI	)
	)	ss.
COUNTY OF JACKSON	)

I, Dennis C. Woolard, a Notary Public, do hereby certify that on this 22nd day of March, 1991, personally appeared before me Robert E. Zimmerman who, being by me first duly sworn, declared that he is the Senior Vice President of The Kansas City Southern Railway Company, that he signed the foregoing document as Senior Vice President of the corporation, and that the statements therein contained are true.

Notary Public

My Commission Expires:	DENNIS C. WOOLARD
Notary Public - State of Missouri
Commissioned in Clay County
My Commission Expires April 22, 1991

3

File Number:
R00000513
Date Filed: 07/11/2011
State of Missouri Robin Carnahan, Secretary of State Corporations Division PO Box 778 / 600 W. Main St., Rm. 322 Jefferson City, MO 65102	Robin Carnahan
Secretary of State

Amendment of Articles of Incorporation

for a General Business or Close Corporation

(Submit with $25.00 filing fee; if increasing # of shares, please see fee schedule for appropriate fee.)

Pursuant to the provisions of the General and Business Corporation Law of Missouri, the undersigned Corporation certifies the following:

1.	The present name of the Corporation is	The Kansas City Southern Railway Company

The name under which it was originally organized was	The Kansas City Southern Railway Company

2.	An amendment to the Corporation’s Articles of Incorporation was adopted by the shareholders on	July 11, 2011

month/day/year

3.	Article Number	SEVENTH	is amended to read as follows:

SEVENTH: The number of directors shall not be less than three nor more than six, the exact number of directors to be set in the bylaws of the corporation, as amended from time to time.

(If more than one article is to be amended or more space is needed attach additional pages)

(Please see next page)

Name and address to return filed document:

Name:	Brian P. Banks

Address:	P.O. Box 219335

City, State, and Zip Code:	Kansas City, MO 64121-9335

4.	Of the 9,840,057 shares outstanding, 9,840,057 of such shares were entitled to vote on such amendment.

The number of outstanding shares of any class entitled to vote thereon as a class were as follows:

Class	Number of Outstanding Shares
Preferred	57

Common	9,840,000

5.	The number of shares voted for and against the amendment was as follows:

Class	No. Voted For	No. Voted Against
Preferred	57	-0-

Common	9,840,000	-0-

6.	If the amendment provides for an exchange, reclassification, or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, the following is a statement of the manner in which such reduction shall be effected:

7.	If the effective date of the amendment is to be a date other than the date of filing of the certificate of amendment with the Secretary of State, then the effective date, which shall be no more than 90 days following the filing date, shall be specified: N/A

In Affirmation thereof, the facts stated above are true and correct:

(The undersigned understands that false statements made in this filing are subject to the penalties provided under Section 575.040, RSMo)

	Brian P. Banks	Corporate Secretary	July 11, 2011
Authorized Signature	Printed Name	Title	Date

Corp. 44 (03/2011)